ADVISORS DISCIPLINED TRUST 1892

                          SUPPLEMENT TO THE PROSPECTUS

     Aetna, Inc. (NYSE: AET) has been acquired by CVS Health (NYSE: CVS). Aetna shareholders received CVS shares and cash in exchange for their AET shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Health Care Opportunities Portfolio, Series 2018-3 now includes shares of CVS Health and will no longer include shares of Aetna, Inc.

     Supplement Dated:  November 29, 2018















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